UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-2733

The Salomon Brothers Fund Inc
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 725-6666

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2006

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

The Salomon Brothers Fund Inc

SEMI-ANNUAL REPORT

JUNE 30, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

The Salmon Brothers Fund Inc

Semi-Annual Report • June 30, 2006

What’s Inside

Fund Objective

The Fund’s primary investment objectives are growth and conservation of capital. Income is a secondary investment objective.

Letter from the Chairman	I

Fund at a Glance	1

Schedule of Investments	2

Statement of Assets and Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Financial Statements	11

Board Approval of Management and Subadvisory Agreements	18

Additional Shareholder Information	21

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy appeared to be on solid footing during the six-month reporting period. After gross domestic product (“GDP”)(i) rose 1.7% in the fourth quarter of 2005 — the first quarter in which GDP growth did not surpass 3.0% in nearly three years — the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. Both strong consumer and business spending prompted the economic turnaround. In the second quarter of 2006, GDP growth was a more modest 2.5%, according to the Commerce Department’s initial reading for the period. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

The Federal Reserve Board (“Fed”)(ii) continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates four times during the period. Since it began its tightening campaign in June 2004, the Fed has increased rates 17 consecutive times, bringing the federal funds rate(iii) from 1.00% to 5.25%. Coinciding with its latest rate hike in June 2006, the Fed said: “The extent and timing of any additional firming...will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

For the six-month period ended June 30, 2006, the U.S. stock market produced positive returns, with the S&P 500 Index(iv) returning 2.71%. While the economy expanded and corporate profits remained strong, the headwinds from steadily rising interest rates, inflationary pressures and the potential for additional Fed rate hikes tempered returns.

The Salomon Brothers Fund Inc     I

Looking at the market more closely, small-cap stocks outperformed their mid- and large-cap counterparts, with the Russell 2000(v), Russell Midcap(vi) and Russell 1000(vii) Indexes returning 8.21%, 4.84% and 2.76%, respectively. From an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Value(viii) and Russell 3000 Growth(ix) Indexes returning 6.90% and –0.32%, respectively, over the reporting period.

Performance Review

For the six months ended June 30, 2006, The Salomon Brothers Fund Inc returned 0.82%, based on its net asset value (“NAV”)(x) and 3.24% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the S&P 500 Index, returned 2.71% for the same time frame. The Lipper Core Closed-End Funds Category Average(xi) increased 4.15%. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.08 per share, (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2006 (unaudited)

Price Per Share	Six-Month Total Return
$15.66 (NAV)	0.82%
$15.49 (Market Price)	3.24%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

II     The Salomon Brothers Fund Inc

Special Shareholder Notices

On June 30, 2006, the Fund converted from a closed-end investment company to an open-end investment company with the same investment objectives and substantially similar investment strategies. Upon conversion, shares of the Fund were designated Class O shares with the same aggregate net asset value as the shares the shareholder owned immediately prior to the conversion.

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

The Fund’s Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Fund’s investment manager effective August 1, 2006. The Fund’s Board has also approved the appointment of CAM North America, LLC (“CAM N.A.”) as the Fund’s subadviser effective August 1, 2006. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes. LMPFA and CAM N.A. are wholly-owned subsidiaries of Legg Mason.

Michael Kagan, a portfolio manager of CAM N.A., is responsible for the day-to-day management of the Fund. Mr. Kagan has managed or co-managed the Fund’s portfolio since 1995.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees,

The Salomon Brothers Fund Inc     III

and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for Additional Information?

Prior to June 30, 2006, the Fund was traded under the symbol “SBF” and its closing market price was available in most newspapers under the NYSE listings. The daily NAV is now available on-line under symbol SABRX on most financial websites.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

July 28, 2006

IV     The Salomon Brothers Fund Inc

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in small-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The Fund may use derivatives, such as options and futures, which can be illiquid, disproportionately increase losses, and have a potentially large impact on Fund performance. Investing in foreign securities is subject to risks not associated with domestic living, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing countries.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)            Gross domestic product is a market value of goods and services produced by labor and property in a given country.

(ii)           The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(iii)          The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

(iv)          The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

(v)           The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(vi)          The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

(vii)         The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

(viii)        The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

(ix)           The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(x)            NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested.

(xi)           Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 27 funds in the Fund’s Lipper category.

The Salomon Brothers Fund Inc     V

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Fund at a Glance (unaudited)

Investment Breakdown

The Salomon Brothers Fund Inc 2006 Semi-Annual Report     1

Schedule of Investments (June 30, 2006) (unaudited)

THE SALOMON BROTHERS FUND INC

Shares	Security	Value

COMMON STOCKS — 97.7%
CONSUMER DISCRETIONARY — 12.4%
Hotels, Restaurants & Leisure — 2.5%
668,330	McDonald’s Corp.	$22,455,888
232,400	Station Casinos Inc.	15,821,792
	Total Hotels, Restaurants & Leisure	38,277,680

Household Durables — 3.7%
567,270	Dolby Laboratories Inc., Class A Shares*	13,217,391
206,900	Fortune Brands Inc.	14,691,969
442,030	Newell Rubbermaid Inc.	11,417,635
710,400	Toll Brothers Inc.*	18,164,928
	Total Household Durables	57,491,923

Media — 4.0%
498,230	EchoStar Communications Corp., Class A Shares*	15,350,466
1,296,470	News Corp., Class B Shares	26,162,765
1,173,360	Time Warner Inc.	20,299,128
	Total Media	61,812,359

Specialty Retail — 2.2%
424,500	Best Buy Co. Inc.	23,279,580
461,530	Staples Inc.	11,224,410
	Total Specialty Retail	34,503,990
	TOTAL CONSUMER DISCRETIONARY	192,085,952

CONSUMER STAPLES — 10.3%
Beverages — 2.1%
532,230	PepsiCo Inc.	31,955,089

Food & Staples Retailing — 2.7%
887,230	Wal-Mart Stores Inc.	42,737,869

Food Products — 2.9%
587,830	Kellogg Co.	28,468,607
507,470	McCormick & Co. Inc., Non Voting Shares	17,025,618
	Total Food Products	45,494,225

Household Products — 1.5%
411,630	Procter & Gamble Co.	22,886,628

Tobacco — 1.1%
237,450	Altria Group Inc.	17,435,954
	TOTAL CONSUMER STAPLES	160,509,765

See Notes to Financial Statements.

2     The Salomon Brothers Fund Inc 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

ENERGY — 9.0%
Energy Equipment & Services — 1.1%
362,780	ENSCO International Inc.	$16,695,135

Oil, Gas & Consumable Fuels — 7.9%
244,762	ConocoPhillips	16,039,254
651,230	Exxon Mobil Corp.	39,952,960
400	Gas Properties (100% owned (a)(b)	700,240
285,230	Nexen Inc.	16,126,904
190,760	Suncor Energy Inc.	15,453,468
541,780	Total SA, Sponsored ADR	35,497,426
	Total Oil, Gas & Consumable Fuels	123,770,252
	TOTAL ENERGY	140,465,387

FINANCIALS — 21.9%
Capital Markets — 3.7%
197,660	Goldman Sachs Group Inc.	29,733,994
399,420	Merrill Lynch & Co. Inc.	27,783,655
	Total Capital Markets	57,517,649

Commercial Banks — 2.6%
609,330	Wells Fargo & Co.	40,873,856

Consumer Finance — 3.0%
500,570	American Express Co.	26,640,335
240,170	Capital One Financial Corp.	20,522,527
	Total Consumer Finance	47,162,862

Diversified Financial Services — 4.4%
662,674	Bank of America Corp.	31,874,620
853,790	JPMorgan Chase & Co.	35,859,180
	Total Diversified Financial Services	67,733,800

Insurance — 3.6%
434,680	AFLAC Inc.	20,147,418
168	Berkshire Hathaway Inc., Class A Shares *	15,398,712
414,300	Chubb Corp.	20,673,570
	Total Insurance	56,219,700

Thrifts & Mortgage Finance — 4.6%
521,300	Freddie Mac	29,719,313
349,800	Golden West Financial Corp.	25,955,160
1,164,100	Hudson City Bancorp Inc.	15,517,453
	Total Thrifts & Mortgage Finance	71,191,926
	TOTAL FINANCIALS	340,699,793

See Notes to Financial Statements.

The Salomon Brothers Fund Inc 2006 Semi-Annual Report     3

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

HEALTH CARE — 8.4%
Biotechnology — 1.9%
449,136	Amgen Inc. *	$29,297,141

Health Care Providers & Services — 2.1%
301,305	Coventry Health Care Inc. *	16,553,697
366,630	UnitedHealth Group Inc.	16,417,691
	Total Health Care Providers & Services	32,971,388

Pharmaceuticals — 4.4%
595,830	Sanofi-Aventis, ADR	29,016,921
769,140	Teva Pharmaceutical Industries Ltd., Sponsored ADR	24,297,133
331,000	Wyeth	14,699,710
	Total Pharmaceuticals	68,013,764
	TOTAL HEALTH CARE	130,282,293

INDUSTRIALS — 12.0%
Aerospace & Defense — 4.1%
426,630	Boeing Co.	34,945,263
483,100	Orbital Sciences Corp. *	7,797,234
459,030	Raytheon Co.	20,458,967
	Total Aerospace & Defense	63,201,464

Building Products — 2.0%
1,025,600	Masco Corp.	30,398,784

Industrial Conglomerates — 4.7%
1,747,930	General Electric Co.	57,611,773
175,160	Textron Inc.	16,146,249
	Total Industrial Conglomerates	73,758,022

Machinery — 1.2%
248,000	Parker Hannifin Corp.	19,244,800
	TOTAL INDUSTRIALS	186,603,070

INFORMATION TECHNOLOGY — 12.7%
Communications Equipment — 4.2%
1,219,700	Cisco Systems Inc. *	23,820,741
323,500	Motorola Inc.	6,518,525
867,500	QUALCOMM Inc.	34,760,725
	Total Communications Equipment	65,099,991

Internet Software & Services — 0.8%
397,720	Yahoo! Inc. *	13,124,760

See Notes to Financial Statements.

4     The Salomon Brothers Fund Inc 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

IT Services — 1.1%
425,930	Paychex Inc.	$16,602,751

Semiconductors & Semiconductor Equipment — 1.8%
798,230	ASML Holding NV, NY Registered Shares *	16,140,211
379,100	Texas Instruments Inc.	11,482,939
	Total Semiconductors & Semiconductor Equipment	27,623,150

Software — 4.8%
445,300	Adobe Systems Inc. *	13,519,308
272,700	Electronic Arts Inc. *	11,737,008
2,090,840	Microsoft Corp.	48,716,572
	Total Software	73,972,888
	TOTAL INFORMATION TECHNOLOGY	196,423,540

MATERIALS — 5.8%
Chemicals — 2.7%
563,730	E.I. du Pont de Nemours & Co.	23,451,168
455,130	Ecolab Inc.	18,469,175
	Total Chemicals	41,920,343

Metals & Mining — 3.1%
1,633,068	Barrick Gold Corp.	48,338,813
	TOTAL MATERIALS	90,259,156

TELECOMMUNICATION SERVICES — 3.1%
Wireless Telecommunication Services — 3.1%
239,940	ALLTEL Corp.	15,315,370
1,668,068	Sprint Nextel Corp.	33,344,680
	TOTAL TELECOMMUNICATION SERVICES	48,660,050

UTILITIES — 2.1%
Multi-Utilities — 2.1%
697,430	Sempra Energy	31,719,116
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $1,270,053,820)	1,517,708,122

See Notes to Financial Statements.

The Salomon Brothers Fund Inc 2006 Semi-Annual Report     5

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

SHORT-TERM INVESTMENT — 2.1%
Repurchase Agreement — 2.1%
$33,514,000	Interest in $331,346,000 joint tri-party repurchase agreement dated 6/30/06 with Greenwich Capital Markets Inc., 5.200% due 7/3/06; Proceeds at maturity — $33,528,523; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.331% due 9/1/24 to 5/1/38; Market value — $34,184,374) (Cost — $33,514,000)	$33,514,000
	TOTAL INVESTMENTS — 99.8% (Cost — $1,303,567,820#)	1,551,222,122
	Other Assets in Excess of Liabilities — 0.2%	2,565,304
	TOTAL NET ASSETS — 100.0%	$1,553,787,426

*      Non-income producing security.

(a)   Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(b)   Illiquid security.

#      Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ADR – American Depositary Receipt

See Notes to Financial Statements.

6     The Salomon Brothers Fund Inc 2006 Semi-Annual Report

Statement of Assets and Liabilities (June 30, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $1,303,567,820)	$1,551,222,122
Cash	166
Receivable for securities sold	2,966,494
Dividends and interest receivable	1,846,976
Prepaid expenses	49,434
Total Assets	1,556,085,192
LIABILITIES:
Investment management fee payable	1,999,691
Directors’ fees payable	15,170
Accrued expenses	282,905
Total Liabilities	2,297,766
Total Net Assets	$1,553,787,426

NET ASSETS:
Par value ($1.00 par value; 99,194,651 shares issued and outstanding, 125,000,000 shares authorized)	$99,194,651
Paid-in capital in excess of par value	1,153,324,634
Undistributed net investment income	499,354
Accumulated net realized gain on investments	53,114,517
Net unrealized appreciation on investments and foreign currencies	247,654,270
Total Net Assets	$1,553,787,426

Shares Outstanding	99,194,651
Net Asset Value	$15.66

See Notes to Financial Statements.

The Salomon Brothers Fund Inc 2006 Semi-Annual Report     7

Statement of Operations (For the six months ended June 30, 2006) (unaudited)

INVESTMENT INCOME:
Dividends	$12,014,924
Interest	694,194
Less: Foreign taxes withheld	(220,630)
Total Investment Income	12,488,488
EXPENSES:
Investment management fee (Note 2)	4,044,487
Shareholder reports	114,545
Transfer agent fees	106,912
Legal fees	65,648
Registration fees	30,358
Directors’ fees	28,905
Audit and tax	16,002
Custody fees	12,892
Insurance	12,358
Miscellaneous expenses	33,326
Total Expenses	4,465,433
Less: Fee waivers and/or expense reimbursements (Notes 2)	(34,292)
Net Expenses	4,431,141
Net Investment Income	8,057,347
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From Investment transactions	60,563,371
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(56,167,347)
Foreign currencies	67
Change in Net Unrealized Appreciation/Depreciation	(56,167,280)
Increase From Payment by Affiliate (Note 2)	932,595
Net Gain on Investments and Foreign Currency Transactions	5,328,686
Increase in Net Assets From Operations	$13,386,033

See Notes to Financial Statements.

8     The Salomon Brothers Fund Inc 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended June 30, 2006 (unaudited) and the year ended December 31, 2005

	2006	2005
OPERATIONS:
Net investment income	$8,057,347	$14,521,609
Net realized gain	60,563,371	62,399,099
Change in net unrealized appreciation/depreciation	(56,167,280)	(11,255,334)
Increase from payment by affiliate (Note 2)	932,595	—
Increase in Net Assets From Operations	13,386,033	65,665,374
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(7,935,521)	(21,525,010)
Decrease in Net Assets From Distributions to Shareholders	(7,935,521)	(21,525,010)
FUND SHARE TRANSACTIONS (NOTE 4):
Cost of shares repurchased	—	(607,255)
Decrease in Net Assets From Fund Share Transactions	—	(607,255)
Increase in Net Assets	5,450,512	43,533,109
NET ASSETS:
Beginning of period	1,548,336,914	1,504,803,805
End of period*	$1,553,787,426	$1,548,336,914

* Includes undistributed net investment income of:	$499,354	$377,528

See Notes to Financial Statements.

The Salomon Brothers Fund Inc 2006 Semi-Annual Report     9

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2006(1)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$15.61		$15.16	$14.04	$10.75	$14.07	$16.27
Income (Loss) From Operations:
Net investment income	0.08		0.15	0.21	0.13	0.11	0.11
Net realized and unrealized gain (loss)	0.05	†	0.52	1.04	3.28	(3.26)	(1.87)
Total Income (Loss) From Operations	0.13		0.67	1.25	3.41	(3.15)	(1.76)
Gain From Repurchase of Treasury Stock	—		—	0.01	0.01	0.01	—
Less Distributions From:
Net investment income	(0.08)		(0.22)	(0.14)	(0.13)	(0.11)	(0.11)
Net realized gains	—		—	—	—	(0.07)	(0.33)
Total Distributions	(0.08)		(0.22)	(0.14)	(0.13)	(0.18)	(0.44)
Net Asset Value, End of Period	$15.66		$15.61	$15.16	$14.04	$10.75	$14.07
Market Price, End of Period	$15.49		$15.08	$13.00	$12.03	$9.12	$12.42
Total Return, Based on NAV(2)	0.82	%†	4.41%	8.99%	31.96%	(22.47)%	(10.98)%
Total Return, Based on Market Price(3)	3.24%		17.76%	9.24%	33.47%	(25.36)%	(21.20)%
Net Assets, End of Period (millions)	$1,554		$1,548	$1,505	$1,404	$1,082	$1,420
Ratios to Average Net Assets:
Gross expenses	0.57	%(4)	0.58%	0.62%	0.64%	0.62%	0.62%
Net expenses	0.56	(4)(5)	0.58	0.62	0.64	0.62	0.62
Net investment income	1.02	(4)	0.97	1.46	1.12	0.86	0.76
Portfolio Turnover Rate	22%		53%	44%	62%	47%	61%

(1)   For the six months ended June 30, 2006 (unaudited).

(2)   Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)   The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan and the broker commissions paid to purchase or sell shares is excluded. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)   Annualized.

(5)   Reflects fee waivers and/or expense reimbursements.

†      The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without the reimbursement, total return would have been 0.76%. The impact of this reimbursement to net realized and unrealized gain was $0.01 per share.

See Notes to Financial Statements.

10     The Salomon Brothers Fund Inc 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

The Salomon Brothers Fund Inc (the “Fund”) is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). Prior to June 30, 2006, the Fund was registered as a closed-end management investment company under the 1940 Act. The Fund’s primary investment objectives are growth and conservation of capital. Income is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

The Salomon Brothers Fund Inc 2006 Semi-Annual Report     11

Notes to Financial Statements (unaudited) (continued)

(d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2.     Investment Management Agreement and Other Transactions with Affiliates

For the period of this report, Salomon Brothers Asset Management Inc. (“SBAM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the

12     The Salomon Brothers Fund Inc 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Fund pays SBAM a base management fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index. The base fee is paid quarterly based on the following annual rates:

Average Daily Net Assets	Annual Rate
First $350 million	0.650%
Next $150 million	0.550
Next $250 million	0.525
Next $250 million	0.500
Over $1.0 billion	0.450

The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by 0.01% (annualized). The maximum annual adjustment is 0.10%, which would occur if the Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund’s total return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution. For the rolling one year periods ended March 31, 2006, and June 30, 2006 the Fund’s performance varied from that of the S&P 500 Index by 0.03% and (1.87)%, respectively. This resulted in a total decrease of the base management fee of $72,728.

During the six months ended June 30, 2006, SBAM waived a portion of its fee in the amount of $34,292.

During the six months ended June 30, 2006, SBAM reimbursed the Fund in the amount of $932,595 for losses incurred resulting from an investment transaction error.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

The Salomon Brothers Fund Inc 2006 Semi-Annual Report     13

Notes to Financial Statements (unaudited) (continued)

3.     Investments

During the six months ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$342,383,358
Sales	361,751,660

At June 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$290,544,035
Gross unrealized depreciation	(42,889,733)
Net unrealized appreciation	$247,654,302

4.     Capital Shares

On April 25, 2005, the Fund’s Board of Directors approved a share repurchase plan authorizing a repurchase of up to an additional one million shares.

For the year ended December 31, 2005, the Fund repurchased 47,400 shares with a total cost of $607,255 at the weighted average discount of 14.65% per share.

For the six months ended June 30, 2006, the Fund did not repurchase any shares. During the six months ended June 30, 2006, the Fund issued an additional 1,717 shares.

5.     Capital Loss Carryforward

As of December 31, 2005, the Fund had a net capital loss carryforward of approximately $4,009,388 which will expire on December 31, 2011. This amount will be available to offset any future taxable gains.

6.     Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange

14     The Salomon Brothers Fund Inc 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

The Salomon Brothers Fund Inc 2006 Semi-Annual Report     15

Notes to Financial Statements (unaudited) (continued)

7.     Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBAM believes that this matter is not likely to have a material adverse effect on the Fund.

8.     Subsequent Events

The Fund’s Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Fund’s investment manager effective August 1, 2006. The Fund’s Board has also approved the appointment of CAM North America, LLC (“CAM N.A.”) as the Fund’s subadviser effective August 1, 2006. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes. LMPFA and CAM N.A. are wholly-owned subsidiaries of Legg Mason.

LMPFA will provide administrative and certain oversight services to the Fund. LMPFA will delegate to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. The Fund’s investment management fee will remain unchanged. For its services, LMPFA will pay CAM N.A. 70% of the net management fee that it receives from the Fund.

The Fund’s Board has also approved certain share class modifications which, among other things, will standardize share class features for all funds in the fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications are expected to be implemented during the fourth quarter of 2006.

The Fund’s Board has also approved a number of other initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders will be asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

16     The Salomon Brothers Fund Inc 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

The Salomon Brothers Fund Inc was converted from a closed-end investment company to an open-end investment company at the close of business on June 30, 2006.

Upon conversion, shares of the Fund were designated as Class O shares, at the same aggregate net asset value as the shares the shareholder owned immediately prior to the conversion.

Following the conversion, Fund shareholders are able to redeem their Class O shares at net asset value less a redemption fee equal to 0.75% of the aggregate net asset value of the Class O shares that are redeemed during the first 12 months following the conversion.

9.     Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109 by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

The Salomon Brothers Fund Inc 2006 Semi-Annual Report     17

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 27, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and CAM N.A. (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with SBAM and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and

18     The Salomon Brothers Fund Inc

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially

The Salomon Brothers Fund Inc     19

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

20     The Salomon Brothers Fund Inc

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On May 1, 2006, a Special Meeting of Shareholders was held for the following purposes:

(1) To approve the conversion of the Fund from a closed-end investment company to an open-end investment company, which includes changing the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from that of a “closed-end company” to that of an “open-end company” and amending and restating the Fund’s charter; (2) to approve certain amendments to the Fund’s fundamental investment restrictions to take effect upon the conversion; specifically: (a) to approve certain amendments to the Fund’s fundamental investment restriction relating to borrowing; (b) to approve certain amendments to the Fund’s fundamental investment restriction relating to investing in real estate; (c) to approve certain amendments to the Fund’s fundamental investment restriction relating to lending; and (d) to approve certain amendments to the Fund’s fundamental investment restriction relating to investing in other investment companies; and (3) to elect Directors of the Fund.

The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

		Votes Against
		or Authority
Item Voted On	Votes For	Withheld	Abstentions
Conversion to Open-End Fund	68,593,765	7,190,330	1,886,507
Amendment to Fundamental Investment Restriction Regarding Borrowing	67,587,990	7,442,303	2,640,309
Amendment to Fundamental Investment Restriction Regarding Real Estate	68,252,574	6,647,246	2,770,782
Amendment to Fundamental Investment Restriction Regarding Lending	67,668,745	7,409,648	2,592,214
Amendment to Fundamental Investment Restriction Regarding Investment in Other Investment Companies	68,342,528	6,585,081	2,742,996

Election of Director Nominees

	Votes For	Authority Withheld
Andrew L. Breech	71,394,278	6,863,587
Carol L. Colman	71,356,220	6,901,645
William R. Dill	71,348,156	6,909,709
R. Jay Gerken	71,351,251	6,906,615
William R. Hutchinson	71,374,631	6,883,234
Thomas F. Schlafly	71,283,998	6,973,868

The Salomon Brothers Fund Inc     21

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The Salomon Brothers Fund Inc

DIRECTORS

Andrew L. Breech

Carol L. Colman

William R. Dill

R. Jay Gerken, CFA,

Chairman

William R. Hutchinson

Thomas F. Schlafly

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

CAM North America, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.
Legg Mason Investor Services, LLC

TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough,
Massachusetts 01581

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP
345 Park Avenue
New York, New York 10154

This report is submitted for the general information of the shareholders of The Salomon Brothers Fund Inc and is not for use by the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing.

1-800-SALOMON
www.leggmason.com/InvestorServices

The Salomon Brothers Fund Inc

Salomon Brothers Asset Management

125 Broad Street

10th Floor - MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

SAM0897 6/06	SR06-130

ITEM 2.                                                     CODE OF ETHICS.

Not applicable.

ITEM 3.                                                     AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

Item 4.                                                             Principal Accountant Fees and Services

Not applicable.

ITEM 5.                                                     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                                                     SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                                                     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                               CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a)                                  Not applicable.

(b)                                 Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

The Salomon Brothers Fund Inc

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
The Salomon Brothers Fund Inc

Date:	September 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
The Salomon Brothers Fund Inc

Date:	September 8, 2006

By:	/s/ (Frances M. Guggino)
(Frances M. Guggino)
Chief Financial Officer of
The Salomon Brothers Fund Inc

Date:	September 8, 2006